UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 8, 2004
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Date of Report: (Date of earliest event reported)

Computer Associates International, Inc.
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(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Computer Associates Plaza, Islandia, New York	11749
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(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 342-6000

Not Applicable
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(Former name or former address, if changed since last report)

Item 12.   Results of Operation and Financial Condition.

On July 8, 2004, Computer Associates International, Inc. (CA) issued a press release announcing preliminary financial results for the quarter ended June 30, 2004.  A copy of the press release is attached as Exhibit 99.1 hereto. Also attached as Exhibit 99.2 is a press release issued by CA on May 25, 2004, which is referred to in the July 8, 2004 press release because it contains certain financial information.  The information contained in the press releases shall be considered to be filed under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Associates International, Inc.

Dated: July 12, 2004	By:	/s/ Jeff Clarke
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Jeff Clarke
Chief Operating Officer and
Chief Financial Officer